EXHIBIT 2



                             JOINT FILING AGREEMENT

     The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of PlanVista Corporation, and hereby affirm that this Schedule l3D is being filed on behalf of each of the undersigned.

Dated: March 7, 2003         PVC Funding Partners, LLC

                                By: ComVest Venture Partners, L.P.,
                                    its manager

                                    By: ComVest Management, LLC, its
                                    general partner

                                    By:/s/Michael S. Falk
                                       -----------------------------
                                    Name: Michael S. Falk
                                    Title: Manager

                                By: Commonwealth Associates, L.P.,
                                    its manager

                                    By: Commonwealth Management, LLC,
                                        its general partner

                                        By:/s/Inder Tallur
                                           -------------------------
                                        Name: Inder Tallur
                                        Title: Secretary


Dated: March 7, 2003         ComVest Venture Partners, L.P.

                                By: ComVest Management, LLC,
                                    its general partner

                                     By:/s/Michael S. Falk
                                        -------------------------
                                     Name: Michael S. Falk
                                     Title: Manager


Dated: March 7, 2003          Commonwealth Associates, L.P.

                                By: Commonwealth Management, LLC,
                                    its general partner

                                    By:/s/ Inder Tallur
                                       -------------------------
                                    Name: Inder Tallur
                                    Title: Secretary


Dated: March 7, 2003                   /s/Michael S. Falk
                                -------------------------
                                       Michael S. Falk


Dated: March 7, 2003                   /s/Harold Blue
                                -------------------------
                                       Harold Blue